                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           COACHMEN INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

                           COACHMEN INDUSTRIES, INC.
                                 P. O. BOX 3300
                             ELKHART, INDIANA 46515
                                  219-262-0123

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 1, 1997

                               ------------------

To the Shareholders of
   COACHMEN INDUSTRIES, INC.

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of COACHMEN INDUSTRIES, INC., an Indiana corporation, will be held at Christiana Creek Country Club, 116 West Bristol Street, Elkhart, Indiana, on May 1, 1997 at 10:00 A.M., for the following purposes:

     1. To elect nine directors of the Company to hold office for the ensuing year.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 18, 1997, are entitled to notice of and to vote at the meeting. Each such shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     Whether or not you expect to attend the meeting, please sign, date and return the enclosed proxy in the enclosed envelope.

                                         By Order of the Board of Directors,

                                                GARY L. GROOM
                                                  Secretary

March 24, 1997

     PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                           COACHMEN INDUSTRIES, INC.
                                 P. O. BOX 3300
                             ELKHART, INDIANA 46515
                                  219-262-0123

                               ------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 1997

                               ------------------

     This Proxy Statement is being mailed to shareholders of COACHMEN INDUSTRIES, INC. (the "Company") on or about March 24, 1997, and is furnished in connection with the Board of Directors' solicitation of proxies to be used at the annual meeting of shareholders to be held on May 1, 1997, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. The shareholder executing the proxy has the power to revoke it at any time prior to the voting thereof. The Annual Report to Shareholders for the year 1996 accompanies this Proxy Statement. Additional copies of the Report may be obtained by writing to the Secretary of the Company.

     The expenses in connection with the solicitation of the enclosed form of proxy, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company. It is also expected that solicitation in person or by telephone will be made of some shareholders by certain directors, officers and employees of the Company without extra compensation.

                               VOTING INFORMATION

     Each shareholder is entitled to one vote for each share of the Company's Common Stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares. As of the close of business on March 18, 1997, the record date for shareholders entitled to vote at the annual meeting, there were outstanding 17,210,026 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote is required in the election of directors and for any other matter which may properly come before the meeting. Withholding authority to vote for a director nominee will in effect count as a vote against the director nominee. Broker nonvotes will have no effect on any matter at the Annual Meeting.

     The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Shareholders wishing to include proposals in the Company's Proxy Statement and form of proxy for the next Annual Meeting of Shareholders must submit such proposals so that they are received by the Secretary of the Company at the address indicated on page 1 by no later than November 24, 1997.

     The Company's Bylaws provide that notice of proposed shareholder nominations for election of directors must be given to the Secretary of the Company not less than 60 days prior to the meeting at which directors are to be elected. Such notice must contain certain information about each proposed nominee, including his age, business and residence addresses and principal occupation, the number of shares of Common Stock beneficially owned by him and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee. If the Chairman of the meeting of shareholders determines that a nomination was not made in accordance with the foregoing procedures, such nomination is void. The advance notice requirement affords the Board of Directors the opportunity to consider the qualifications of all proposed nominees and, to the extent deemed necessary or desirable by the Board, inform shareholders about such qualifications.

                          STOCK OWNERSHIP INFORMATION

     The following table sets forth, as of the record date, information concerning the only parties known to Coachmen having beneficial ownership of more than 5 percent of its outstanding Common Stock and information with respect to the stock ownership of all directors and executive officers of the Company as a group.

                                                               NUMBER OF
                                                                 SHARES
                      NAME AND ADDRESS                        BENEFICIALLY   PERCENT
                    OF BENEFICIAL OWNER                          OWNED       OF CLASS
                    -------------------                       ------------   --------
First Pacific Advisors, Inc.                                   2,409,300      14.0%
11400 West Olympic Blvd., Suite 200
Los Angeles, California 90064
Thomas H. Corson                                                 606,350       3.5%
Chairman of the Board
P.O. Box 504
Middlebury, Indiana 46540
Dorthy S. Corson                                                 553,840       3.2%
(Wife of Thomas H. Corson)
P.O. Box 504
Middlebury, Indiana 46540
Directors and Executive Officers as a group (10 persons)       1,652,227       9.6%(1)

---------------
(1) The stock ownership of the executive officers named in the Summary Compensation Table is set forth under the heading "Election of Directors" except for Gene E. Stout, Executive Vice President, Corporate Development, who owns 27,519 shares of which 19,500 are held under options exercisable within 60 days of the record date for the annual meeting.

               SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's directors, officers and stockholders file with the Securities and Exchange Commission and the New York Stock Exchange an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 1996 by its officers, directors or stockholders.

                             ELECTION OF DIRECTORS

     At the meeting, nine directors, constituting the entire Board of Directors of the Company, are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. Unless otherwise indicated on the proxy form, the authority conferred by the proxy will be used for the purpose of voting in favor of the nine nominees listed below. If any such nominee shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies. The Board of Directors has no reason to believe that any such nominee will be unable to serve. The following information concerning the nominees and the number of shares of Common Stock of the Company owned of record and beneficially as of March 18, 1997 has been furnished by the nominees:

                                                              YEAR FIRST      COMMON STOCK
                                                               ELECTED            OWNED
                                                               DIRECTOR      MARCH 18, 1997
NAME AND AGE              PRINCIPAL OCCUPATION(1)             ----------   -------------------
Thomas H. Corson    (69)  Chairman of the Board and              1965      1,160,190    (6.7%)(2)(3)
                            Chief Executive Officer
Claire C. Skinner   (42)  Vice Chairman of the Board             1993        235,582    (1.4%)(2)(3)(4)
                            (Daughter of Thomas H. Corson
                            and Niece of Keith D. Corson)
Keith D. Corson     (61)  President and Chief Operating          1991         83,400          (2)(3)(
                            Officer
                            (Brother of Thomas H. Corson)
Gary L. Groom       (51)  Executive Vice President, Finance      1981         16,000          (2)(4)
                            and Secretary
Philip C. Barker    (70)  Attorney, Hartzog, Barker, Hepler      1969          6,800          (4)
                            & Saunders
R. James Harring    (73)  Retired Vice President and             1978          6,800          (4)
                            Director of
                            Corporate Planning, Motorola,
                            Inc. (diversified electronics
                            manufacturer)
William P. Johnson  (55)  Chairman of the Board of               1978         14,800          (4)
                            Goshen Rubber Co., Inc.
                            (manufacturer of synthetic
                            rubber products)
Philip G. Lux       (68)  Retired President of the Company       1979         95,736          (4)
William G.          (74)  Retired Governor of State of           1985          5,400
  Milliken                  Michigan

---------------

(1) All of the nominees have held the positions set opposite their names for more than the past five years except for C.C. Skinner. Ms. Skinner was an Executive Vice President of the Company prior to being elected Vice Chairman on May 4, 1995.

(2) Includes 20,000 shares held under options exercisable within 60 days of the record date for the annual meeting by T.H. Corson, 17,500 shares by C.C. Skinner, 25,000 shares by K.D. Corson and 11,000 shares by G.L. Groom.

(3) Includes shares, as to which beneficial ownership is disclaimed, held by or for the benefit of family members as follows: T.H. Corson, 553,840 shares, C.C. Skinner, 37,022 shares and K.D. Corson, 36,400 shares.

(4) Less than 1.0%.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                    COMPENSATION
                                    ANNUAL COMPENSATION         ---------------------
           NAME AND             ----------------------------    SECURITIES UNDERLYING      ALL OTHER
      PRINCIPAL POSITION        YEAR     SALARY     BONUS(1)        OPTIONS(#)(2)       COMPENSATION(3)
      ------------------        ----    --------    --------    ---------------------   ---------------
Thomas H. Corson                1996    $232,000    $232,000               --               $24,318
Chairman of the Board and       1995     225,000     225,000               --                24,067
Chief Executive Officer         1994     207,000     207,000           40,000                15,976
Claire C. Skinner               1996     175,000     196,263           10,000                 6,978
Vice Chairman of the Board      1995     155,500     133,844           10,000                 5,877
                                1994     150,000     131,404           10,000                 3,325
Keith D. Corson                 1996     190,000     190,000           10,000                 6,955
President and Chief             1995     178,000     178,000           10,000                 6,034
Operating Officer               1994     172,800     172,800           10,000                 4,842
Gary L. Groom                   1996     162,000     121,500            6,000                10,455
Executive Vice President,       1995     157,000     117,750           10,000                 9,055
Finance and Secretary           1994     152,500     114,375            6,000                 5,073
Gene E. Stout                   1996     130,000      78,000            6,000                 4,727
Executive Vice President,       1995     125,500      75,300           10,000                 3,901
Corporate Development           1994     121,700      73,020            4,000                 2,153

---------------

(1) The Company has incentive bonus plans for both designated officers and key management personnel. Under these plans and subject to certain limitations and exceptions, bonus payments are made from an amount equal to a maximum of 20% of the result reached by subtracting 6% of the previous year-end net worth from annual earnings, before the bonuses described herein and income taxes.

(2) The options are for a term of five years and become exercisable at the rate of 25% per year at the end of the first year. The option plan permits the optionee to pay for exercise with common stock and to pay withholding tax with shares acquired on exercise.

(3) The Compensation Committee has approved executive deferred compensation agreements for certain corporate and subsidiary officers. These agreements provide monthly payments to executives upon retirement and provide for monthly payments to the executive's beneficiaries should the executive die prematurely. The benefits are funded by the Company's purchase of insurance on the lives of the executive officers. These agreements provide for twenty-year payments upon retirement and are fully funded by the life insurance purchased. The amounts in this column represent the Company's contributions under the deferred compensation plan and interest earned above 120% of the applicable federal rate.

STOCK OPTION GRANTS TABLE

     The following table shows as to the executive officers named above information with respect to options for the Company's Common Stock (without par value) granted under the Company's Key Employees Incentive Stock Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                 % OF TOTAL                                      VALUE
                                   OPTIONS     OPTIONS GRANTED   EXERCISE   EXPIRATION   ---------------------
                                  GRANTED(#)    TO EMPLOYEES      PRICE        DATE         5%          10%
                                  ----------   ---------------   --------   ----------   ---------   ---------
Claire C. Skinner...............    10,000           4.0%         $10.00     1/29/01       $27,629     $47,874
Keith D. Corson.................    10,000           4.0           10.00     1/29/01        27,629      47,874
Gary L. Groom...................     6,000           2.4           10.00     1/29/01        16,578      28,724
Gene E. Stout...................     6,000           2.4           10.00     1/29/01        16,578      28,724

STOCK OPTION EXERCISES AND VALUES TABLE

     The following table shows information with respect to options for the Company's Common Stock either exercised or having value outstanding under the Company's 1994 Omnibus Stock Incentive Program.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                           AND YEAR END OPTION VALUES

                                                              NUMBER OF
                            OPTIONS EXERCISED           SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                 IN 1996                 UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                       ---------------------------      AT DECEMBER 31, 1996          AT DECEMBER 31, 1996*
                       SHARES ACQUIRED     VALUE     ---------------------------   ---------------------------
        NAME             ON EXERCISE     REALIZED*   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           ---------------   ---------   -----------   -------------   -----------   -------------
Thomas H. Corson.....          --        $     --       20,000         20,000       $438,750       $438,750
Claire C. Skinner....       2,750          70,125       10,000         22,500        209,219        434,844
Keith D. Corson......      22,500         447,188       17,500         22,500        393,281        434,844
Gary L. Groom........       3,750          71,750        5,500         16,500        110,281        321,468
Gene E. Stout........          --              --       14,500         14,500        330,719        301,531

---------------

*Market value of the underlying securities at exercise date or year-end as the case may be, minus the exercise price of the options.

BOARD OF DIRECTORS

     The Company's Board of Directors has an Audit Committee consisting of William P. Johnson, Philip C. Barker and Philip G. Lux. The functions of the Audit Committee are to review and approve in advance the scope of the annual audit by the Company's independent public accountants, to review internal audit procedures, to review all matters having a material effect upon the Company's financial operations and to discuss fees paid to the Company's independent public accountants. The committee met three times in 1996.

     The Board of Directors has established a Compensation Committee consisting of Philip C. Barker, William P. Johnson and Philip G. Lux. This committee reviews and approves compensation plans for all senior corporate officers, stock option grants and profit sharing awards. The committee met four times in 1996.

     The Board of Directors had four meetings in 1996. All directors attended at least three meetings. Non-employee directors are paid $8,000 annually, and $1,000 annually for serving on an official committee of the Board. Employee directors receive no compensation as such.

     The Board has no nominating committee, such functions being performed by the entire Board.

                         COMPENSATION COMMITTEE REPORT

     This report of the Compensation Committee and the following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION PHILOSOPHY

     In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for shareholders while supporting the Company's strategic goals. In doing so, the compensation programs reflect the following themes:

     - Compensation should be meaningfully related to the value created for shareholders.

     - Compensation programs should support the short- and long-term strategic goals and objectives of the Company.

     - Compensation programs should reflect and promote the Company's values, and reward individuals for outstanding contributions to the Company's success.

     - Short- and long-term compensation play a critical role in attracting and retaining well qualified executives.

     - Federal tax law imposes a $1 million limit on the tax deduction for certain executive compensation payments. Because the total compensation for executive officers is significantly below the $1 million threshold, the Compensation Committee has not had to address the issues relative thereto.

PAY MIX AND MEASUREMENT

     Coachmen's executive compensation is based on three components, each of which is intended to serve the overall compensation philosophy.

     BASE SALARY levels for the Company's executive officers are competitively set relative to companies in the recreational vehicle and manufactured housing industries and other comparable companies. In determining salaries, the Committee also takes into account individual experience and performance. The base salary of the Chairman and Chief Executive Officer was $207,000 in 1994, $225,000 in 1995 and $232,000 in 1996.

     ANNUAL INCENTIVES for executives are intended to reflect the Company's belief that management's contribution to shareholder returns comes from maximizing earnings and the quality of those earnings. Accordingly, the annual incentive compensation plan is funded from a pre-set portion of the Company's net income which exceeds a threshold return on equity. See footnote 1 to the Summary Compensation Table. The Compensation Committee believes that this program provides an excellent link between the value created for shareholders and the incentives paid to executives. The Chairman and CEO received an annual incentive of $207,000 in 1994, $225,000 in 1995 and $232,000 in 1996.

     In addition to the incentive compensation described above, certain employees engaged in running specific lines of business receive incentive pay which is tied to the business results of such lines of business. Accordingly, Ms. Skinner is entitled to participate in an incentive pool funded by the profits of the business line she manages, after allowing the company to achieve what the Committee deems to be an acceptable rate of return from the business. In addition, she receives an incentive bonus based on the return on assets earned by each of the business units she oversees.

     LONG-TERM INCENTIVES, provided through grants of stock options to the named executives and others, are intended to retain and motivate executives to improve long-term stock market performance. Stock options are granted at the prevailing market price and will only have value if the Company's stock price increases. Generally, grants vest in equal amounts annually over four years. Executives must be employed by the Company at the time of vesting in order to exercise the options.

     Stock options are granted to the Chairman and CEO, and to other executives, primarily based on the executive's ability to influence the Company's long-term growth and profitability. In 1994 the CEO was granted an option for 40,000 shares at an option price of $6.4375. The only other option granted to the CEO was in January of 1990 when 60,000 shares were granted at an option price of $3.375. This option was exercised in 1994 resulting in a gain of $198,750 based on the market price of the stock at the time of exercise.

     Since all options are granted at the current market price, the value of the option bears a direct relationship to the Company's stock price and is an effective incentive for executives to create value for shareholders. The Committee therefore views stock options as an important component of its long-term performance-based compensation philosophy.

         Philip C. Barker, Chairman,
         Compensation Committee
                                          William P. Johnson, Member
                                          Philip G. Lux, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Philip G. Lux was President and Chief Operating Officer of the Company prior to his retirement on December 31, 1991.

                               PERFORMANCE GRAPH

     The stock price performance shown on the graph below is not necessarily indicative of future price performance. The companies comprising the Peer Group are Fleetwood Enterprises Inc., Skyline Corporation, Thor Industries, Inc. and Winnebago Industries, Inc. The total return of each company in the Peer Group has been weighted according to Coachmen's stock market capitalization.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                         COACHMEN, S&P 500, PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/96)

        MEASUREMENT PERIOD              COACHMEN         S&P 500 INDEX       PEER GROUP
      (FISCAL YEAR COVERED)            INDUSTRIES,
                                          INC.
1991                                              100                100                100
1992                                           303.04             107.62             151.00
1993                                           289.20             118.46             153.88
1994                                           278.10             120.03             131.03
1995                                           400.14             165.13             160.47
1996                                          1054.43             203.05             179.62

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Coachmen common stock, S&P 500, and Peer Group.
* Cumulative total return assumes reinvestment of dividends.

                             ACCOUNTING INFORMATION

     The Company's certified public accountants for the year 1996 were Coopers & Lybrand L.L.P. and such firm has been selected as the Company's accountants for fiscal 1997. Such accounting firm is expected to have a representative at the annual meeting of shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

                                       By Order of the Board of Directors,

                                                  GARY L. GROOM
                                                    Secretary

Dated: March 24, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          COACHMEN INDUSTRIES, INC.                                PROXY

          P. O. BOX 3300

          ELKHART, INDIANA 46515

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Thomas H. Corson, Keith D. Corson and
          Gary L. Groom, and each of them, as his proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock of Coachmen Industries, Inc. at the annual meeting of shareholders of Coachmen Industries, Inc. to be held on May 1, 1997, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

                 1. ELECTION OF DIRECTORS           FOR all nominees listed below (except      WITHHOLD AUTHORITY to vote for
                                                    as marked to the contrary below)   [ ]     all nominees listed below  [ ]

          Thomas H. Corson, Claire C. Skinner, Keith D. Corson, Gary L.
                             Groom, Philip C. Barker,

           R. James Harring, William P. Johnson, Philip G. Lux, William
                                   G. Milliken.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

          --------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                (Continued and to be signed on the reverse side.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
          BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND
          ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

                 Dated: , 1997                                                ---------------------------------------------
                                                                                               (Signature)
                                                                              ---------------------------------------------
                                                                                               (Signature)

                                                                              (If the stock is registered in the name of
                                                                              more than one person, the proxy should be
                                                                              signed by all named holders. If signing as
                                                                              attorney, executor, administrator, trustee,
                                                                              guardian, corporate official, etc., please
                                                                              give full title as such.)